KSOP Plan:	12 Months Ended
Dec. 31, 2013
KSOP Plan: [Abstract]
KSOP Plan:

Note 8.            KSOP Plan:

The KSOP Plan, adopted in 1990 for the benefit of employees, is comprised of two parts, (1) a salary reduction component, or 401(k) which includes provisions for discretionary contributions by the Company, and (2) an employee share ownership component, or ESOP. Allocation, if any, of common shares or cash to participants' accounts, subject to certain limitations, is at the discretion of the Company's board of directors. The fair market value of the shares when allocated is recorded in the statement of operations with a reduction of the KSOP debt account. Cash contributions for the Plan years 2013, 2012 and 2011 were approximately $172,000, $169,000 and $127,000 respectively. Additionally, in 2011 the Plan allocated common shares valued at $110,690 to eligible participants.